Exhibit 3.3

  Temporary Certificate-Exchangeable for definitive Engraved Certificate when available for delivery

                                [GRAPHIC OMITTED]

                                      MSL

                        Manufacturers' Services Limited

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

         THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY

   NUMBER                                                          SHARES

    MSL
                                                               SEE REVERSE FOR
COMMON STOCK                                                 CERTAIN DEFINITIONS

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THIS CERTIFIES THAT                                            CUSIP 565005 10 5



is the owner of
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  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

Manufacturers' Services Limited (the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The shares represented by this certificate are subject to the provisions of the Certificate of Incorporation and By-Laws of the Corporation as from time to time amended or restated. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ [ILLEGIBLE]            [SEAL]                    /s/ [ILLEGIBLE]

  TREASURER                                CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
  EquiServe Trust Company, N.A.

By           /s/ [ILLEGIBLE]                                      TRANSFER AGENT
                                                                   AND REGISTRAR

                                                            AUTHORIZED SIGNATURE

                         Manufacturers' Services Limited

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM  - as tenants in common
      TENANT   - as tenants by the entireties
      JT TEN   - as joint tenants with right of
                 survivorship and not as tenants
                 in common

            UNIF GIFT MIN ACT - _____________Custodian_____________
                                    (Cust)               (Minor)

                                under Uniform Gifts to Minors
                                Act ____________
                                     (State)

     Additional abbreviations may also be used though not in the above list.

      For value received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

_______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________

                    ____________________________________________________________
            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                    NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:________________________________________________________
                        The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.